Exhibit 10.71

FOURTH AMENDMENT

TO THE

SANTA LUCIA BANK

SALARY CONTINUATION AGREEMENT

DATED APRIL 15, 1998

FOR

JOHN C. HANSEN

THIS AMENDMENT is adopted and effective this 12th day of April, 2007, by and between SANTA LUCIA BANK, a California state-chartered bank located in Atascadero, California (the “Company”) and JOHN C. HANSEN (the “Executive”).

The Company and the Executive executed the SANTA LUCIA BANK SALARY CONTINUATION AGREEMENT on April 15, 1998; the AMENDMENT TO THE SANTA LUCIA BANK SALARY CONTINUATION AGREEMENT DATED FEBRUARY 1, 1997 [sic] effective January 10, 2001; the AMENDMENT TO THE SANTA LUCIA BANK SALARY CONTINUATION AGREEMENT (THE DEFERRAL AMENDMENT) effective August 1, 2003; and the AMENDMENT TO THE SANTA LUCIA BANK SALARY CONTINUATION AGREEMENT DATED APRIL 15, 1998 effective December 1, 2003; collectively, (the “Agreement”).

Under the terms of Article 8, the undersigned hereby amend, in part, said Agreement for the purpose of increasing the Normal Retirement Benefit amount.  Therefore:

Section 2.1.1 of the Agreement shall be deleted in its entirety and replaced by the new Sections 2.1.1 as follows:

2.1.1                        Amount of Benefit.  The annual benefit under Section 2.1 is Thirty Thousand Dollars ($30,000) for each year from the Normal Retirement Date until the Executive attains age seventy (70) and then Seventy-Five Thousand Dollars ($75,000) for each year thereafter.

To the extent this Fourth Amendment is a “material modification” under IRC 409A of the Code, the undersigned hereby expressly acknowledge that “grandfathering” protection afforded by the American Jobs Creation Act and I.R.C. § 409A may no longer be available.  Also, to the extent necessary, the Agreement, as amended, shall be administered in “good faith compliance” with Notice 2005-1 and I.R.C. § 409A, subject to future regulatory guidance.

IN WITNESS OF THE ABOVE, the Executive and the Company hereby consent to this Fourth Amendment.

EXECUTIVE:	SANTA LUCIA BANK

/S/ John C. Hansen	By:
John C. Hansen	Title: